Share-Based Compensation	6 Months Ended
Mar. 31, 2025
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

NOTE 18. SHARE-BASED COMPENSATION

On November 18, 2024, the Company adopted the 2024 Plan which enables the Group to attract and retain services of the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, officers, directors and external persons, and to promote the success of the business of the Company and other members of the Group. The maximum aggregate number of options, restricted shares, restricted share units and shares that may be issued under the 2024 Plan will be equal to 1,000,000 ordinary shares of the Company.

During the six months ended March 31, 2025, the Group granted 600,000 restricted shares to personnel under the 2024 Plan, of which 200,000 restricted shares have been vested during the six months ended March 31, 2025. The vesting condition requires the grantees to provide continuing service from the date of grant through each vesting date which are December 9, 2024, 2025, and 2026.

The fair value of share-based awards was determined based on the market price of the Group’s common stock at the date of grant. The share-based compensation of HK$2.4 million was recognized as expense under selling, general and administrative expenses on the unaudited condensed consolidated statements of income during the six months ended March 31, 2025.

As of March 31, 2025, unrecognized compensation expense amounted to HK$4.9 million which will be recognized over a weighted average period of 1.7 years.